UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

August 6, 2024

Date of Report (Date of earliest event reported)

PLAYAGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38357	46-3698600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 S. Edmond St., Ste #300 Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)

(702) 722-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2024, PlayAGS, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of July 1, 2024, the record date for the Special Meeting (the “Record Date”), 40,186,573 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by stockholders at the Special Meeting is set forth below.

A total of 30,025,676 shares of the Company’s common stock were present at the Special Meeting in person, by virtual attendance, or by proxy, which represents approximately 74.71% of the shares of the Company’s common stock outstanding as of the Record Date.

Proposal 1. Approval of the Merger Agreement.

The Company’s stockholders approved the Agreement and Plan of Merger, dated May 8, 2024, by and among the Company; Bingo Holdings, LLC, a Delaware limited liability company; and Bingo Merger Sub, Inc., a Nevada corporation (the “Merger Agreement”) (“Proposal 1”). The final voting results are as follows:

Votes For	Votes Against	Abstentions
26,246,168	3,259,697	519,811

Proposal 2. The Compensation Proposal.

The Company’s stockholders did not approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to PlayAGS’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (“Proposal 2”). The final voting results are as follows:

Votes For	Votes Against	Abstentions
14,461,630	14,837,447	726,599

Proposal 3. The Adjournment Proposal.

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies to approve Proposal 1 if there were insufficient votes to approve Proposal 1 at the time of the Special Meeting (“Proposal 3”). Because Proposal 1 was approved at the Special Meeting, Proposal 3 was not necessary or appropriate and was not presented for approval at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlayAGS, Inc.

By:	/s/ Kimo Akiona
Kimo Akiona Chief Financial Officer

Date: August 7, 2024